UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2015

CELLULAR DYNAMICS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	001-36021	26-1737267
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 Science Drive

Madison, Wisconsin 53711

(Address of principal executive offices, including zip code)

(608) 310-5100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

As previously disclosed, on March 30, 2015, Cellular Dynamics International, Inc., a Wisconsin corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with FUJIFILM Holdings Corporation, a corporation organized under the laws of Japan (“Parent”), and Badger Acquisition Corporation, a Wisconsin corporation and a wholly owned indirect subsidiary of Parent (“Purchaser”), pursuant to which Purchaser will merge with and into the Company (the “Merger”) with the Company continuing as the surviving corporation (the “Surviving Corporation”).

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Purchaser commenced a tender offer to acquire all of the issued and outstanding shares of the Company’s common stock, par value $0.0001 per share (each, a “Share”), at a price of $16.50 per Share, net to the seller thereof in cash, without interest (the “Offer Price”), upon the terms and subject to the conditions and limitations set forth in the Offer to Purchase, dated April 3, 2015 (the “Offer to Purchase”), and in the related Letter of Transmittal (the “Letter of Transmittal” which, together with the Offer to Purchase, as each may be amended and supplemented from time to time in accordance with the Merger Agreement, collectively constitute the “Offer”).

The Offer and withdrawal rights expired at 11:59 PM, New York City time, on April 30, 2015. American Stock Transfer & Trust Company, LLC, the depositary for the Offer (the “Depositary”), has advised Parent and Purchaser that, as of the expiration of the Offer, a total of 14,315,190 Shares had been validly tendered and not validly withdrawn pursuant to the Offer (excluding Shares subject to guaranteed delivery procedures that were not validly tendered prior to the expiration date of the Offer) as of the expiration date, representing approximately 90.3235% of the Shares outstanding as of such time. The number of Shares validly tendered and not validly withdrawn pursuant to the Offer, when added to the Shares directly or indirectly owned by Parent and its wholly-owned subsidiaries, constitutes at least the greatest of (i) 54% of the number of Shares issued and outstanding as of the close of business on March 27, 2015, (ii) the number of Shares which, together with the number of Shares issuable immediately after the exercise of the Top-Up Option (as defined in the Merger Agreement) and the issuance of Top-Up Option Shares (as defined in the Merger Agreement) and not before, would result in Parent, Purchaser and their respective subsidiaries collectively owning the minimum number of Shares necessary for Purchaser to be merged into the Company pursuant to Section 180.1104 of the Wisconsin Business Corporation Law (the “WBCL”) (assuming the issuance of the Top-Up Option Shares) and (iii) a majority of the Shares then issued and outstanding, and therefore, satisfies the Minimum Tender Condition (as defined in the Merger Agreement). As of the date of this report, all conditions to the Offer have been satisfied, and Purchaser has accepted for payment and is promptly paying the Offer Price for all Shares validly tendered and not validly withdrawn prior to the expiration date of the Offer. Payment for such Shares has been made to the Depositary, which will act as agent to receive payments for Shares tendered by Company shareholders and transmit such payments to tendering Company shareholders whose Shares have been accepted for payment, in accordance with the terms of the Offer.

Following consummation of the Offer, all conditions to the Merger set forth in the Merger Agreement were satisfied, and, on May 1, 2015, Parent completed its acquisition of the Company by consummating the Merger without a meeting of shareholders of the Company in accordance with Section 180.1104 of the WBCL. Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each Share issued and outstanding immediately prior to the Effective Time (other than Shares owned by the Company, Parent, Purchaser and any of their respective subsidiaries, which Shares have been canceled and extinguished) was converted automatically into the right to receive the Offer Price. As a result, upon the Effective Time, the Company became a wholly owned indirect subsidiary of Parent.

In addition, effective as of immediately prior to the Effective Time, the vesting of each outstanding Company stock option (each, a “Company Option”) was accelerated in full and was automatically canceled and terminated as of the Effective Time. The holder each Company Stock Option became entitled to receive an amount in cash equal to the product of (i) the total number of Shares subject to such cancelled Company Option as of immediately prior to the Effective Time and (ii) the excess, if any, of (A) the Offer Price over (B) the exercise price per Share subject to such cancelled Company Option, without interest (such amounts payable, the “Option Payments”); provided, however, that such Option Payments were reduced by the amount of any required tax withholdings, if applicable, pursuant to the Merger Agreement.

All outstanding warrants to purchase Shares expired upon the Effective Time. Pursuant to the terms of the warrants issued by the Company, holders of the warrants had the option to choose to exercise their warrants in accordance with the terms thereof and tender the Shares received upon such exercise in accordance with the Offer. If the holder of a warrant (a) failed to properly or timely exercise such warrant or (b) failed to pay the applicable exercise price, in either case, before the Effective Time, such warrant expired unexercised, and no Shares were issued in respect thereof.

The foregoing description of the Offer, the Merger and the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 30, 2015 and incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 1, 2015, the Company (i) notified the Nasdaq Global Market (“Nasdaq”) of the consummation of the Merger and (ii) requested that Nasdaq (x) suspend trading of the Shares effective May 1, 2015 and (y) file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Form 25 is expected to become effective 10 days after the filing date of the Form 25. Following delisting, the Company intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the deregistration of the Shares and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03. Material Modification to Rights of Security Holders.

The disclosure in the Introductory Note and Item 3.01 is incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

The disclosure in the Introductory Note and Item 3.01 is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the terms of the Merger Agreement, Yuzo Toda, the sole director of Purchaser at the Effective Time, became the sole director of the Surviving Corporation until his successor is duly elected or appointed and qualified, and each of Robert J. Palay, Thomas M. Palay, Ph.D., Kenneth C. Hunt, Craig T. January, MD, Ph.D., Stanley D. Rose, Ph.D., Sheli Z. Rosenberg, James A. Thomson, VMD, Ph.D., Michael J. Van Handel and Susan A. Willetts ceased serving as directors of the Company.

Information about Mr. Toda is contained in the Offer to Purchase dated April 3, 2015 and filed on behalf of Parent and Purchaser as Exhibit (a)(1)(A) to the Tender Offer Statement on Schedule TO, originally filed with the SEC on April 3, 2015, as subsequently amended, which information is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the Company’s articles of incorporation, as in effect immediately prior to the Effective Time, became the articles of incorporation of the Surviving Corporation. Immediately after the Effective Time, Parent, as the sole shareholder of the Surviving Corporation, and Mr. Toda, as the sole director of the Surviving Corporation, approved and adopted the Seventh Amended and Restated Articles of Incorporation of the Company (the “Amended Articles”). A copy of the Amended Articles is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the Company’s bylaws were amended and restated in their entirety to read as the bylaws of Purchaser, as in effect immediately prior to the Effective Time, and, as so amended and restated, became the bylaws of the Surviving Corporation (except that references to the name of Purchaser was replaced by references to the name of the Surviving Corporation) (the “Bylaws”). A copy of the Bylaws is included as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events.

On May 1, 2015, Parent filed a Japanese-language press release with the Tokyo Stock Exchange announcing the expiration and results of the Offer and the consummation of the Merger at the Effective Time. A copy of the English translation of the press release was filed as Exhibit (a)(1)(I) to Amendment No. 3 to the Schedule TO, which was filed with the SEC on May 1, 2015 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of March 30, 2015, by and among FUJIFILM Holdings Corporation, Badger Acquisition Corporation and Cellular Dynamics International, Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on March 30, 2015).

3.1	Seventh Amended and Restated Certificate of Incorporation of Cellular Dynamics International, Inc.*

3.2	Bylaws of Cellular Dynamics International, Inc.*

99.1	English translation of the press release filed by Parent with the Tokyo Stock Exchange on May 1, 2015 (incorporated herein by reference to Exhibit (a)(1)(I) to Amendment No. 3 to the Schedule TO filed by Parent with the SEC on May 1, 2015).

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELLULAR DYNAMICS INTERNATIONAL, INC.

Date: May 1, 2015	By:	/s/ Anna M. Geyso
	Name:	Anna M. Geyso
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of March 30, 2015, by and among FUJIFILM Holdings Corporation, Badger Acquisition Corporation and Cellular Dynamics International, Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on March 30, 2015).

3.1	Seventh Amended and Restated Certificate of Incorporation of Cellular Dynamics International, Inc.*

3.2	Bylaws of Cellular Dynamics International, Inc.*

99.1	English translation of the press release filed by Parent with the Tokyo Stock Exchange on May 1, 2015 (incorporated herein by reference to Exhibit (a)(1)(I) to Amendment No. 3 to the Schedule TO filed by Parent with the SEC on May 1, 2015).

*	Filed herewith.